CLAIMS AND LAWSUITS	3 Months Ended
Mar. 31, 2012
CLAIMS AND LAWSUITS
CLAIMS AND LAWSUITS

NOTE 10. CLAIMS AND LAWSUITS

We operate in a highly regulated and litigious industry. As a result, various lawsuits, claims, and legal and regulatory proceedings have been and can be expected to continue to be instituted or asserted against us. The resolution of any of these matters could have a material adverse effect on our results of operations, financial condition or cash flows in a given period.

In accordance with the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 450, “Contingencies,” and related guidance, we record accruals for estimated losses relating to claims and lawsuits when available information indicates that a loss is probable and the amount of the loss, or range of loss, can be reasonably estimated. Where a loss on a material matter is reasonably possible and estimable, we disclose an estimate of the loss or a range of loss. In cases where we have not disclosed an estimate, we have concluded that the loss is either not reasonably possible or the loss, or a range of loss, is not reasonably estimable, based on available information.

1.                                      Governmental Reviews—Health care companies are subject to numerous investigations by various governmental agencies. Further, private parties have the right to bring qui tam or “whistleblower” lawsuits against companies that allegedly submit false claims for payments to, or improperly retain overpayments from, the government and, in some states, private payers. Certain of our individual facilities have received inquiries from government agencies, and our facilities may receive such inquiries in future periods.

The following is an update of recently settled and material pending governmental reviews, all of which have been previously reported.

•                  Inpatient Rehabilitation Facilities Review. On April 10, 2012, we entered into a voluntary civil settlement with the U.S. Attorney’s Office, Northern District of Georgia, the U.S. Department of Health and Human Services (“HHS”) and the U.S. Department of Justice (“DOJ”) for a cash payment of $42.75 million (which was fully reserved at December 31, 2011 and paid in April 2012). The settlement resolves a Medicare overpayment issue, which we initially reported to the Office of Inspector General (“OIG”) of HHS in October 2007, related to inpatient rehabilitation admissions at 25 active and divested inpatient hospitals and units for the period May 15, 2005 through December 31, 2007.

•                  Kyphoplasty Review. The DOJ, in coordination with the OIG, has contacted a number of hospitals requesting information regarding their billing practices for kyphoplasty procedures. Kyphoplasty is a surgical procedure used to treat pain and related conditions associated with certain vertebrae injuries. As of March 31, 2012, seven of our hospitals had received information requests from the DOJ regarding these procedures. The government requested the information in connection with its review of the appropriateness of Medicare patients receiving kyphoplasty procedures on an inpatient as opposed to an outpatient basis.

•                  Review of Florida Medical Center’s Partial Hospitalization Program. In February 2009, the fiscal intermediary for our Florida Medical Center began a probe review of the group billing practices of that facility’s partial hospitalization program, a psychiatric treatment program that had the capacity to treat 15 patients on an outpatient basis. We also examined the records reviewed by the fiscal intermediary and independently determined that patients had multiple outpatient admissions with lengths of stay longer than expected for this type of program. As a result of our review of this matter, we closed the program and, pursuant to our now-expired corporate integrity agreement, notified the OIG about our findings in June 2009. Our subsequent submission of this matter into the OIG’s voluntary self-disclosure protocol was accepted. The review of this matter is ongoing, but the parties are engaged in informal, non-binding and exploratory discussions about a potential non-judicial resolution of this matter.

•                  Review of ICD Implantation Procedures. In March 2010, the DOJ issued a civil investigative demand (“CID”) pursuant to the federal False Claims Act to one of our hospitals. The CID requested information regarding Medicare claims submitted by our hospital in connection with the implantation of implantable cardioverter defibrillators (“ICDs”) during the period 2002 to the date of the letter. The government is seeking this information to determine if ICD implantation procedures were performed in accordance with Medicare coverage requirements. The DOJ has since notified us that it also intends to review records and documents from 32 of our other hospitals in addition to the hospital that originally received the CID. We understand that the DOJ has submitted similar requests to other hospital companies as well.

Our analysis of several of these matters is still ongoing, and we are unable to predict with any certainty the progress or final outcome of any discussions with government agencies at this time. However, based on currently available information, as of March 31, 2012, we had recorded reserves of approximately $49 million in the aggregate with respect to the foregoing governmental proceedings, including the now-settled inpatient rehabilitation facilities review described above. Changes in the reserves may be required in the future as additional information becomes available. We cannot predict the ultimate resolution of any governmental review, and the final amounts paid in settlement or otherwise, if any, could differ materially from our currently recorded reserves.

2.                                      Lawsuits Resulting from Hurricane Katrina—In January 2012, we reached an agreement in principle to settle for approximately $12 million a purported class action lawsuit filed on behalf of persons allegedly injured following Hurricane Katrina at Lindy Boggs Medical Center (one of our former New Orleans area hospitals). The settlement, which will be covered in full by our excess insurance carrier, will be apportioned among the eligible class members who file a proof of claim once the Civil District Court for the Parish of Orleans certifies the class in that case — which is captioned Dunn, et al. v. Tenet Mid-City Medical, L.L.C. (formerly d/b/a Lindy Boggs Medical Center), et al. The parties will execute a final settlement agreement in May 2012 and will present the agreement to the court for preliminary approval in June 2012. Following the court’s preliminary approval, the settlement will be subject to a fairness hearing with class members and final review by the court.

In addition, we are defendants in 10 individual Hurricane Katrina-related lawsuits filed in Louisiana. As of March 31, 2012, trial dates had not been set in these individual cases. In general, the plaintiffs allege that the hospitals were negligent in failing to properly prepare for Hurricane Katrina by, among other things, failing to evacuate patients ahead of the storm and failing to have properly configured emergency generator systems. The plaintiffs seek unspecified damages for the alleged wrongful death of some patients, aggravation of pre-existing illnesses or injuries to other patients, and additional claims. Although we are unable to predict the ultimate resolution of the pending lawsuits, we do not believe the outcome of these matters, either individually or collectively, will have a material adverse effect on our business, financial condition, results of operations or cash flows.

3.                                      Hospital-Related Tort Claim—On November 16, 2011, following a trial in the Superior Court in Los Angeles County, California, a jury awarded the plaintiff in the matter of Rosenberg v. Encino-Tarzana Regional Medical Center and Tenet Healthcare Corporation compensatory damages in the amount of approximately $2.4 million. In her complaint, the plaintiff alleged that she was assaulted in April 2006 by a hospital employee while a patient at Tarzana Regional Medical Center (a hospital we have since divested). On November 17, 2011, the jury awarded the plaintiff a $65 million verdict against our former hospital for punitive damages.

Based on available information, and after taking into account the verdicts of the jury, management determined in the three months ended December 31, 2011 that a loss with respect to this matter is probable and, as a result, recorded a reserve of approximately $6 million in discontinued operations. For purposes of computing the reserve, management estimated that the probable range of loss would be between approximately $6 million and $25 million (including approximately $1 million in attorneys’ fees) based on our expectation, after analysis of relevant case law, that a California court would apply U.S. Supreme Court opinions that generally limit, as a matter of constitutional law, the amount of a punitive award to be no more than a multiple of nine times the compensatory award and, in the case of a substantial compensatory award, to be no more than a multiple of one times that award. At that time, management concluded that no amount within this range is any more likely than any other; therefore, in accordance with ASC 450, the accrual was recorded at the low end of the estimated range.

On May 3, 2012, following our motion for a new trial and after considering the evidence and the factors as annunciated by California and U.S. Supreme Court precedent, the judge in the Rosenberg matter reduced the punitive damage award from $65 million to $5 million and issued a conditional order granting our former hospital a new trial unless the plaintiff agrees to such reduction. Although we are unable to predict the ultimate resolution of this lawsuit at this time, we continue to believe that the current reserve, recorded at the low end of the estimated range, reflects our probable liability. We intend to continue to vigorously defend ourselves in this matter.

4.                                      Ordinary Course Matters—As previously reported, we are defendants in two coordinated lawsuits in Los Angeles Superior Court alleging that our hospitals violated certain provisions of California’s labor laws and applicable wage and hour regulations. The cases are: McDonough, et al. v. Tenet Healthcare Corporation (which was filed in June 2003) and Tien, et al. v. Tenet Healthcare Corporation (which was filed in May 2004). The plaintiffs seek back pay, statutory penalties, interest and attorneys’ fees. The plaintiffs’ requests for class certification were denied in the lower court, and the appellate court affirmed the lower court’s ruling. The California Supreme Court granted the plaintiffs’ petition for review of the lower court’s ruling, but deferred further action in the matter pending its decision in a similar case. In light of the court’s ruling in that case, which was issued on April 12, 2012, and the lower court’s reasoning in McDonough and Tien, we anticipate that the California Supreme Court will affirm the appellate decision affirming the denial of class certification in the coordinated lawsuits. Based on available information, we continue to believe at this time that the ultimate resolution of these matters will not have a material adverse effect on our business, financial condition, results of operations or cash flows.

We are also defendants in a class action lawsuit in which the plaintiffs claim that in April 1996 patient identifying records from a psychiatric hospital that we closed in 1995 were temporarily placed in an unsecure location while the hospital was undergoing renovations. The lawsuit, Doe, et al. v. Jo Ellen Smith Medical Foundation, was filed in the Civil District Court for the Parish of Orleans in Louisiana in March 1997 and is currently pending. The plaintiffs’ claims include allegations of tortious invasion of privacy and negligent infliction of emotional distress. The plaintiffs contend that the class consists of approximately 5,000 persons; however, only 8 individuals have been identified to date in the class certification process. The plaintiffs have asserted each member of the class is entitled to common damages under a theory of presumed “common damage” regardless of whether or not any members of the class were actually harmed or even aware of the incident. We believe there is no authority for an award of common damages under Louisiana law. In addition, we believe that there is no basis for the certification of this proceeding as a class action under applicable federal and Louisiana law precedents. However, the trial court has denied our motions for summary judgment and our motion to decertify the class. In March 2012, the Louisiana Supreme Court denied our interlocutory appeal of the trial court’s decision on summary judgment based on procedural grounds, noting that we retain an adequate remedy to appeal any adverse judgment that might be rendered by the trial court. In April 2012, we filed a notice of appeal of the trial court’s denial of our motion to decertify the proceeding as a class action. The notice of appeal was granted, and the trial has been stayed pending the outcome of the appeal. At this time, we are not able to estimate the reasonably possible loss or reasonably possible range of loss given: the small number of class members that have been identified or otherwise responded to the class certification process; the novel theories asserted by plaintiffs, including their assertion that a theory of presumed common damage exists under Louisiana law; uncertainties as to the timing and outcome of the appeals process; and the failure of the plaintiffs to provide any evidence of damages. We intend to vigorously contest the plaintiffs’ claims.

In addition to the matters described above, our hospitals are subject to investigations, claims and legal proceedings in the ordinary course of our business. Most of these matters involve allegations of medical malpractice or other injuries suffered at our hospitals. We are also party in the normal course of business to regulatory proceedings and private litigation concerning the terms of our union agreements and the application of various federal and state labor laws, rules and regulations governing, among other things, a variety of workplace wage and hour issues. Furthermore, our hospitals are routinely subject to sales and use tax audits and personal property tax audits by the state and local government jurisdictions in which they do business. The results of the audits are frequently disputed, and such disputes are ordinarily resolved by administrative appeals or litigation. It is management’s opinion that the ultimate resolution of these ordinary course investigations, claims and legal proceedings will not have a material adverse effect on our business, financial condition, results of operations or cash flows.

New claims or inquiries may be initiated against us from time to time. These matters could (1) require us to pay substantial damages or amounts in judgments or settlements, which individually or in the aggregate could exceed amounts, if any, that may be recovered under our insurance policies where coverage applies and is available, (2) cause us to incur substantial expenses, (3) require significant time and attention from our management, and (4) cause us to close or sell hospitals or otherwise modify the way we conduct business.

The table below presents reconciliations of the beginning and ending liability balances in connection with legal settlements and related costs recorded during the three months ended March 31, 2012 and 2011:

	Balances at Beginning of Period	Litigation and Investigation Costs	Cash Payments	Balances at End of Period

Three Months Ended March 31, 2012
Continuing operations	$49	$2	$(10)	$41
Discontinued operations	17	0	0	17
	$66	$2	$(10)	$58

Three Months Ended March 31, 2011
Continuing operations	$30	$11	$(6)	$35
Discontinued operations	0	0	0	0
	$30	$11	$(6)	$35

For the three months ended March 31, 2012 and 2011, we recorded net costs of $2 million and $11 million, respectively. The 2012 amount primarily related to costs associated with the legal proceedings and governmental reviews described above. The 2011 amount primarily related to costs associated with our evaluation of an unsolicited acquisition proposal received in November 2010 (which was subsequently withdrawn), the settlement of a union arbitration claim and costs to defend the Company in various matters.